                                                                    EXHIBIT 21.1

Entity: American Industrial Properties REIT, a Texas real estate investment trust

         OWNERSHIP
         PERCENTAGE                           SUBSIDIARY/PARTNERSHIP
         ----------                           ----------------------
    100%                    American Industrial Properties REIT, Inc., a Maryland
                            corporation
    100%                    AIP Tamarac, Inc., a Texas corporation
     99% Limited Partner    AIP Properties #1, L.P., a Delaware limited partnership
    100%                    AIP Properties #3, GP, Inc., a Texas corporation
     99% Limited Partner    AIP Properties #3, L.P., a Delaware limited partnership
    100%                    AIP-SWAG GP, Inc., a Texas corporation
      2% Limited Partner    AIP-SWAG  Operating  Partnership,  L.P., a Delaware  limited partnership
     99% General Partner    AIP Operating, L.P., a Delaware limited partnership
      1% Limited Partner    AIP Operating, L.P., a Delaware limited partnership
    100%                    AIP Office Flex I, LLC, an Ohio Limited Liability Company
    100%                    AIP Office Flex II, LLC, an Ohio Limited Liability Company
    100%                    AIP/Battlefield GP, Inc., a Texas Corporation
    100%                    AIP/Greenbrier GP, Inc., a Texas Corporation
     49% Limited Partner    Parcel J-1B Limited Partnership, a Virginia limited
                            partnership
   88.5% Limited Partner    DDR/Tech 29 Limited Partnership
  55.84% Joint Venture      USAA Chelmsford Associates Joint Venture

ENTITY: AIP TAMARAC, INC., A TEXAS CORPORATION

   OWNERSHIP
   PERCENTAGE                                   PARTNERSHIP
   ----------                                   -----------
1% General Partner       AIP Properties #1, L.P., a Delaware limited partnership

ENTITY:  AIP PROPERTIES #3 GP, INC., A TEXAS CORPORATION

   OWNERSHIP
   PERCENTAGE                                   PARTNERSHIP
   ----------                                   -----------
1% General Partner       AIP Properties #3, L.P., a Delaware limited partnership

ENTITY:  AIP-SWAG GP, INC., A TEXAS CORPORATION

   OWNERSHIP
   PERCENTAGE                                   PARTNERSHIP
   ----------                                   -----------
98% General Partner      AIP-SWAG Operating Partnership, L.P., a Delaware
                         limited partnership

ENTITY: AIP/POST OFFICE GP, INC., A DELAWARE CORPORATION

   OWNERSHIP
   PERCENTAGE                                   PARTNERSHIP
   ----------                                   -----------
1% General Partner       Parcel J-1B Limited Partnership, a Virginia limited
                         partnership